SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                      February 12, 2004 (February 12, 2004)
                  --------------------------------------------
                Date of Report (Date of earliest event reported)

                                 RCN Corporation

             (Exact name of Registrant as specified in its charter)


         Delaware                      0-22825                 22-3498533
--------------------------------------------------------------------------------
        (State of               (Commission File No.)         (IRS Employer
      Incorporation)                                      Identification Number)



                               105 Carnegie Center
                            Princeton, NJ 08540-6215
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (609) 734-3700
          ------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events and Required FD Disclosure

         On February 12, 2004, RCN Corporation ("RCN") announced that it had appointed John Dubel as President and Chief Operating Officer. The press release with respect thereto is attached hereto as Exhibit 99.1.

 Item 7.          Financial Statements and Exhibits.

         (a)      Exhibits

                  Exhibit 99.1 RCN Corporation Press Release dated February 12, 2004.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 RCN Corporation


                                 By: /s/ W. Terrell Wingfield, Jr.
                                     ------------------------------------
                                 Name:  W. Terrell Wingfield, Jr.
                                 Title: General Counsel and Corporate Secretary

Date: February 12, 2004

                                  EXHIBIT INDEX


Exhibit
   No.

99.1     RCN Corporation Press Release dated February 12, 2004.

                                                                    Exhibit 99.1



RCN Announces Appointment of Senior Officer to Guide Company Through Financial Restructuring
Thursday February 12, 5:55 am ET
Turnaround Specialist John Dubel Appointed President and Chief Operating Officer

PRINCETON, N.J., Feb. 12 - David C. McCourt, Chairman and Chief Executive Officer of RCN Corporation (Nasdaq: RCNC - News) today announced that the company has appointed John Dubel as President and Chief Operating Officer to help RCN operate its business and further develop its long-term business plan as it continues negotiations with its lenders and others towards a successful financial restructuring. RCN has also retained Alix Partners, LLC, an internationally recognized leader in corporate turnarounds and financial restructuring, to support its financial restructuring efforts.

Mr. Dubel, who is a principal with Alix Partners, has significant experience with large and mid-size corporations in both out-of-court and in-court financial restructurings, operational reorganizations and cost reductions, strategic repositioning and divestitures. He most recently served as Chief Executive Officer of Cable & Wireless America and, prior to that assignment, served as Chief Restructuring Officer of Acterna Corporation and as CFO at WorldCom, Inc. during its restructuring.

"We expect John's vast experience and access to the valuable resources and expertise of Alix Partners, a firm known for delivering results in difficult situations, to support our current efforts to reach a successful financial restructuring," said Mr. McCourt. "Successfully implementing a restructuring will significantly reduce the Company's debt obligations and give us the opportunity to build value as we continue to provide high quality bundled services to our customers. A successful restructuring will positively impact our operating companies, vendors, customers, and employees."

"I am very much looking forward to joining RCN's management team and working closely to meet the challenges that lie ahead," said Mr. Dubel. "As the Company pursues its restructuring efforts, including its efforts to achieve a consensual plan, we will continue to focus on operating and refining RCN's core business. RCN's strategic objectives will be to demonstrate sustained operating profitability, to grow its business prudently, to divest itself of non-core assets and to continue to invest in technologies that will enable it to best serve its subscriber base."

ABOUT ALIX PARTNERS, LLC

Alix Partners, LLC, a Delaware limited liability company (www.alixpartners.com), is an internationally recognized leader in providing hands-on, results-oriented consulting to solve operational, financial, transactional and legal challenges for Fortune 1000 companies. It provides services in performance improvement consulting aimed at producing bottom-line results quickly. Since 1981, Alix Partners has set the standard for helping its clients achieve a more positive outcome during times of transition. It has more than 225 professionals in its Chicago, Dallas, Detroit, London, Los Angeles, Milan, and Munich offices.

ABOUT RCN CORPORATION

RCN Corporation (Nasdaq: RCNC - News) is the nation's first facilities-based competitive provider of bundled phone, cable and high speed internet services delivered over its own fiber-optic local network to consumers in the most densely populated markets in the U.S. RCN has more than one million customer connections and provides service in Boston, New York, Philadelphia/Lehigh Valley, Chicago, San Francisco, Los Angeles and Washington, D.C. metropolitan markets.

WHERE YOU CAN FIND MORE INFORMATION

We, as a reporting company, are subject to the informational requirements of the Exchange Act and accordingly file our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the SEC. You may read and copy any materials filed with the SEC at the SEC's Public Reference Room at 450 Fifth Street, NW, Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on the Public Reference Room. As an electronic filer, our public filings are maintained on the SEC's Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov. In addition, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to
Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website as soon as reasonably practical after we have electronically filed such material with, or furnished it to, the SEC. Since September 30, 2003, all reports pursuant to the Exchange Act that we have filed with, or furnished to, the SEC have been timely posted on our website. The address of that website is www.rcn.com/investor/secfilings.php.

RCN FORWARD-LOOKING STATEMENTS

Some of the statements made by RCN in these statements are forward-looking in nature. Actual results may differ materially from those projected in forward-looking statements as a result of a number of factors. RCN believes that the primary factors include, but are not limited to, the ability successfully to complete a financial restructuring on a consensual basis with some or all of RCN's relevant constituents or otherwise successfully to reorganize, availability of financing, ability to obtain regulatory approvals, uncertainty relating to economic conditions, ability to attract and retain qualified management and other personnel, changes in government and regulatory policies, pricing and availability of equipment, materials, inventory and programming, our ability to meet the requirements in our franchise agreements, the number of potential customers in a target market, the completion of acquisitions or divestitures, acceptance of the Company's services, development and implementation of business support systems for provisioning and billing, the availability and success of strategic alliances or relationships, ability to overcome significant operating losses, RCN's ability to develop and penetrate existing and new markets, technological developments and changes in the industry, changes in the competitive environment in which RCN operates and RCN's ability to adequately identify and disclose material information in future filings with the Securities and Exchange Commission. Statements in this press release should be evaluated in light of these important factors.